UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 21, 2024

PB Bankshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-40612	86-3947794
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

185 East Lincoln Highway, Coatesville, Pennsylvania		19320
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (610) 384-8282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PBBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2024, Presence Bank (the “Bank”), a wholly owned subsidiary of PB Bankshares, Inc. entered into a Purchase and Sale Agreement (the “Agreement”) with Ferfeldt Investments LLC., a Florida limited liability company (the “Buyer”), to sell vacant land adjoined to the Bank’s branch at 691 W. Main Street, New Holland, Pennsylvania. The purchase price of $950,000 will be payable to the Bank at closing. The Agreement contains customary representations and warranties that the Bank and the Buyer have made to each other as of specific dates. The Agreement contains customary closing conditions, including with regards to earnest money, inspection, environmental and title insurance. Subject to the closing conditions, the transaction will close no later than October 1, 2024.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary description of the Agreement is qualified in its entirety by the terms of the Agreement.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.

	10.1*	Purchase and Sale Agreement, dated as of February 21, 2024, by and between Presence Bank and Ferfeldt Investments LLC.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PB BANKSHARES, INC.

DATE: February 27, 2024	By:	/s/ Lindsay S. Bixler
Lindsay S. Bixler
Executive Vice President and Chief Financial Officer